Northwestern Mutual Series Fund, Inc.
Large Company Value Portfolio
Supplement Dated March 19, 2025 to the
Summary Prospectus Dated May 1, 2024
The following information supplements the Summary Prospectus for the Large Company Value Portfolio, dated May 1, 2024, as supplemented (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.

Principal Investment Strategy and Principal Risk Update – Large Company Value Portfolio
On February 27, 2025, the Board of Directors of Northwestern Mutual Series Fund, Inc. approved a change in the investment strategy for the Large Company Value Portfolio (the “Portfolio”) such that it will invest in a relatively limited number of companies. Accordingly, the following disclosure changes shall be effective on May 1, 2025:
The second paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the Portfolio’s Summary is revised to add the following:
“The adviser uses a variety of analytical research tools and techniques to help make decisions about buying or holding securities of companies that meet the investment criteria and selling the securities of companies that do not. The Portfolio normally invests in a relatively limited number of companies, generally 30-50.”
The “PRINCIPAL RISKS” section of the Portfolio’s Summary is revised to add the following risk:
•“Security Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.”
Please retain this supplement for future reference.